                                                                    Exhibit 10.6

                    AMENDMENT NUMBER FIVE TO LOAN AGREEMENT



     AMENDMENT, dated as of January 28, 1997, to the Loan Agreement, dated as of March 27, 1992 (as amended, modified, or supplemented from time to time, the "Agreement"), among Medallion Funding Corp. ("Borrower"), the banks signatory thereto (the "Banks"), and Fleet Bank, NA (formerly National Westminster Bank
USA) as agent for the Banks and as a Bank. Terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     WHEREAS, some of the Banks wish to increase their respective Revolving Credit Commitments;

     NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound effective as of the date first above written, the parties hereto hereby agree as follows:


     1. AMENDMENT OF EXHIBIT A. Upon the effective date of this Amendment, each Bank agrees to increase or maintain its Revolving Credit Commitment to be as set forth in Exhibit A attached hereto. Exhibit A to the Agreement is
                ---------                   ---------
amended and replaced with Exhibit A attached hereto.
                          ---------

     2. AMENDMENT OF SECTION 10.4. Section 10.4 of the Agreement is hereby amended to substitute for the address of the Agent the following: "to Fleet at its address set forth on Exhibit A".

     3. DELIVERY OF NEW NOTES AND RETURN OF OLD NOTES. On or before the effective date of this Amendment, the Borrower will deliver to each Bank a replacement Revolving Credit Note reflecting such Bank's increased Revolving Credit Commitment in replacement of such Bank's existing Revolving Credit Note (the "Old Note"). Promptly after the effective date of this Amendment, each Bank will return to the Borrower such Bank's Old Note marked "canceled".

     4. EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective as of the date first above written provided that the Borrower shall have received counterparts of (i) this Amendment duly signed by the Borrower and each of the Banks. Promptly after the effective date of this Amendment, the Borrower shall deliver fully executed counterparts of this Amendment to each of the Banks, and the Agreement shall consist of the Agreement as previously amended, modified and supplemented and as amended by this Amendment.

     5. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Agreement and the other Loan Documents shall remain in full force and effect.

     6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the day and year first above written.


MEDALLION FUNDING CORP.


By:  /s/ Alvin Murstein
     ------------------
  Alvin Murstein, Chief Executive Officer


By:  /s/ Daniel F. Baker
     -------------------
  Daniel F. Baker, Treasurer and
  Chief Financial Officer


FLEET BANK, N.A.


By:  /s/ Michael B. Moschetta
     ------------------------
Title:  Assistant Vice President


THE FIRST NATIONAL BANK OF BOSTON


By:  /s/ Matt A. Ross
     ----------------
Title:  Director


HARRIS TRUST AND SAVINGS BANK


By:  /s/ [signature illegible]
     -------------------------
Title:  Vice President

BANK OF TOKYO - MITSUBISHI TRUST COMPANY


By:  /s/ Amanda Ryan
     ---------------
Title:  Vice President


BANK LEUMI TRUST COMPANY OF NEW YORK


By:  /s/ Paul Tine
     -------------
Title:  Vice President


By:  /s/ [signature illegible]
     -------------------------
Title:


EUROPEAN AMERICAN BANK


By:  /s/ [signature illegible]
     -------------------------
Title:  Vice President


ISRAEL DISCOUNT BANK OF NEW YORK


By:  /s/ Robert J. Fainelli
     ----------------------
Title:  Vice President


By:  /s/ Robert E. Stark
     -------------------
Title:  Senior Vice President

                                   SCHEDULE I
                                  (as amended
                               January 28, 1997)

                                          Revolving Credit
Name and Address of Bank                 Facility Available  Percentage
-----------------------------------------------------------------------
Fleet Bank N.A.*
595 Fifth Ave
New York, New York  10036                      $ 25,000,000    250/1050
The First National
Bank of Boston
100 Federal Street
Boston, Massachusetts  02110                   $ 22,500,000    225/1050
Harris Trust and Savings Bank
111 West Monroe
Chicago, IL  60690                             $ 15,000,000    150/1050
Bank Tokyo - Mitsubishi Trust Company
1251 Ave of the Americas
New York, New York  10016                      $ 12,500,000    125/1050
Israel Discount Bank of New York
511 Fifth Avenue
New York, New York  10022                      $ 10,000,000    100/1050
European American Bank
335 Madison Avenue
New York, New York  10017                      $ 10,000,000    100/1050
Bank Leumi Trust Company of NY
562 Fifth Ave
New York, NY  10036                            $ 10,000,000    100/1050
                                               ------------
TOTAL FACILITIES                               $105,000,000
                                               ============

*In addition, NatWest has $2,000,000 outstanding in Fleet Bank Existing Term Note, which matures in 7/97.

This agreement is secured by a perfected security interest in all of the Licensee's assets. Fleet Bank NA acts as collateral agent on behalf of the entire banking group. Medallion Funding Corp. does not have any other outstanding liens.